SUPPLEMENT DATED JUNE 22, 2007
TO

PROSPECTUS DATED MAY 1, 2007
FOR COMPASS G

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D

This supplement contains information about the MFS Growth Opportunities Fund.

On June 22, 2007, one of the variable investment options that may be available under your variable annuity contract was changed. Specifically, the variable investment option listed in the left column of the table below automatically became the variable investment option listed opposite it in the right column.

This Variable Investment Option	Became This Variable Investment Option
MFS Growth Opportunities Fund	Massachusetts Investors Growth Stock Fund

If the Prospectus for your variable annuity contract permitted you to invest in the variable investment option shown in the left column above, you may continue to select the corresponding variable investment option shown in the right column.

Any amounts that you already had invested in the option listed in the left column did not change; except that, beginning on June 22, 2007, that option commenced to invest in and be based on the corresponding Fund that is listed in the right column. This change resulted from the reorganization of the Fund listed in the left column into the corresponding Fund listed in the right column.

You may continue to make transfers into or out of any of these or any other variable investment options that are available to you; provided that such transfers are made in the manner and subject to the terms and conditions described in your Prospectus.

Any instructions that you currently have in force with respect to the option in the left column will automatically continue with respect to that option as changed (and as reflected in the right column). Such continuing instructions would include, for example, instructions concerning allocation of premium payments or charges under your variable annuity contract, and instructions for automatic transactions, such as periodic withdrawals. However, you may change such instructions at any time, in the manner and subject to the terms and conditions set forth in your Prospectus.

We may modify or delete any of the variable options in the future, as described in your Prospectus.

Please retain this supplement with your prospectus for future reference.